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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 15, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)




          Delaware                       0-692                46-0172280
(State or other jurisdiction       (Commission File         (IRS Employer
     of incorporation)                  Number)           Identification No.)

             125 South Dakota Avenue                           57104
            Sioux Falls, South Dakota                        (Zip Code)
     (Address of principal executive offices)

                                 (605) 978-2908
                             (Registrant's telephone
                          number, including area code)




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


Item 5.         Other Events

On August 15, 2003, NorthWestern Corporation issued a press release announcing that Kipp D. Orme had resigned as Chief Financial Officer. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.         Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
----------------------------------------------------------------
99.1*        Press Release of  NorthWestern  Corporation  dated August 15, 2003
* filed herewith


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NorthWestern Corporation


                          By:  /s/ John R. Van Camp
                               --------------------------
                               John R. Van Camp
                               Vice President - Human Resources

Date:  August 18, 2003


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


                                Index to Exhibits
                                -----------------

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
----------------------------------------------------------------
99.1*        Press Release of  NorthWestern  Corporation  dated August 15, 2003
* filed herewith


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